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                              AMENDMENT NUMBER ONE
                                     TO THE
                         DONNA KARAN INTERNATIONAL INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         WHEREAS, Donna Karan International Inc. (the "Company") maintains the Donna Karan International Inc. 1996 Non-Employee Director Stock Option Plan (the "Plan");

         WHEREAS, pursuant to Section X of the Plan, the Board of Directors of the Company (the "Board") has the right to amend the Plan without stockholder approval if such approval is not required as a condition of compliance with the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

         WHEREAS, the Board desires to amend the Plan to increase the number of shares of common stock of the Company that may be purchased pursuant to the annual options granted under the Plan and stockholder approval is not required.

         NOW, THEREFORE, the Plan is hereby amended effective as of May 1, 1998, as follows:

         1. The reference to "500 Shares" in paragraph A of Section VI of the Plan is amended to read as "1,000 Shares."